UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2013

The Medicines Company

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31191	04-3324394
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Sylvan Way Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 290-6000

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On June 4, 2013, The Medicines Company (the “Company”)  entered into a share purchase agreement (the “Agreement”) with ProFibrix B.V., a company registered in The Netherlands (“ProFibrix”), and its equityholders to acquire all of the equity of ProFibrix, subject to the Company’s satisfactory review of the pending Phase 3 clinical trial results of ProFibrix’s lead biologic, Fibrocaps™.  If we proceed to closing, ProFibrix would become a wholly owned subsidiary of the Company.

ProFibrix does not have any marketed products and has been engaged since its inception in developing fibrinogen based products for the hemostasis and regenerative medicine markets. Fibrocaps™, the proposed name of ProFibrix’s lead biologic, is a dry powder topical formulation of fibrinogen and thrombin being developed to help stop bleeding during surgery.  It is being studied in a Phase 3 trial, FINISH-3, that enrolled 719 surgical patients with mild to moderate surgical bleeding.  If the results are favorable, FINISH-3 is expected to be sufficient to support a biologics license application filing in the United States and a Marketing Authorization Application filing with the European regulatory authorities.  ProFibrix completed patient enrollment in April 2013 and expects results in the third quarter of 2013.

At signing, the Company paid ProFibrix a $10,000,000 option payment.  If the Company proceeds to closing, it would be obligated to make a $90,000,000 cash payment to the ProFibrix equityholders at closing, subject to customary closing adjustments.  The Company also would be obligated to pay up to an aggregate of $140,000,000 in cash to the equityholders upon the achievement of contingent U.S. and European regulatory approval and sales milestones.

The Company is not obligated to proceed to closing unless it is satisfied, in its sole discretion, with the results of the FINISH-3 clinical trial of Fibrocaps™.  If the Company is satisfied with the results of the FINISH-3 clinical trial, it expects to close the transaction before the end of the third quarter of 2013. Otherwise, the Company may terminate the transaction with no further obligations to the ProFibrix equityholders. The completion of the transaction is also subject to the satisfaction or waiver of customary closing conditions.

The Agreement includes customary representations, warranties and covenants of ProFibrix and the Company. ProFibrix has agreed to operate its business in the ordinary course until the earlier of the termination of the Agreement and the closing of the transaction.

The Agreement and this summary are not intended to modify or supplement any factual disclosures about the Company or ProFibrix. The foregoing descriptions of the transaction and the Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of the agreement, which the Company intends to file, with confidential terms redacted, with the Securities and Exchange Commission as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013.

The representations, warranties and covenants contained in the Agreement were made only for the purposes of the Agreement, were made as of specific dates, were made solely for the benefit of the parties to the Agreement and may not have been intended to be statements of fact but, rather, as a method of allocating risk and governing the contractual rights and relationships among the parties to the Agreement.  The assertions embodied in those representations and warranties may be subject to important qualifications and limitations agreed to by the Company and ProFibrix in connection with negotiating their respective terms.  Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders. For the foregoing reasons, none of the Company’s stockholders or any other person should rely on such representations and warranties, or any characterizations thereof, as statements of factual information at the time they were made or otherwise.

Item 8.01. Other Events

On June 4, 2013, the Company issued a press release announcing its entry into the Agreement.  The full text of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Safe Harbor

Statements contained in this Current Report on Form 8-K about The Medicines Company that are not purely historical, and all other statements that are not purely historical, may be deemed to be forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Without limiting the foregoing, the words “believes,” “anticipates” and “expects” and similar expressions are intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Important factors that may cause or contribute to such differences include the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including the results and the timing of results from the Phase 3 trial of Fibrocaps; the ability to gain regulatory approval of Fibrocaps and, if approved, the commercial success of Fibrocaps; the ability of the Company to successfully integrate ProFibrix’s business with the Company’s other businesses; and such other factors as are set forth in the risk factors detailed from time to time in the Company’s periodic reports and registration statements filed with the Securities and Exchange Commission, including, without limitation, the risk factors detailed in the Company’s Quarterly Report on Form 10-Q filed on May 10, 2013, which are incorporated herein by reference. The Company specifically disclaims any obligation to update these forward-looking statements.

Item 9.01.  Financial Statements and Exhibits

(d)                                 Exhibits

99.1                           Press release issued by the Company on June 4, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEDICINES COMPANY

Date: June 4, 2013	By:	/s/ Paul M. Antinori
	Name:	Paul M. Antinori
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by the Company on June 4, 2013